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ULTIMATE SOUND
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138 University Parkway, Pomona, CA 91768   (909) 594-2604  FAX (909) 594-0191


                  EXTENSION OF STANDARD INDUSTRIAL/COMMERCIAL
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                           SINGLE-TENANT LEASE-GROSS
                           -------------------------



DATED:    May 31, 1996

RE:       Lease of Building located at 163 University Parkway, Pomona, CA 91768

LESSEE:   PC Craft, PCC Group, Inc., A California Corporation

LESSOR:   Robert C. Chiu and Cindy C. Chiu



In extending the Standard Industrial/Commercial Single-Tenant Lease, the following parties agree to extend the lease effective 06/01/96 through 05/31/97.

All other terms and conditions remain the same as the lease contract dated May 2, 1994.



LESSOR:/s/ Robert C. Chiu                LESSEE: PC Group, Inc.,
       ------------------------
       Robert C. Chiu                           A California Corp.


LESSOR:/s/ Cindy C. Chiu                 LESSEE:/s/ Tina Wen
       ------------------------                 --------------------
       Cindy C. Chiu                            Tina Wen


DATE:    5/31/96                         DATE:      5/31/96
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                                EXHIBIT 10.1.2